UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: June 3, 2020
TIFFANY & CO.
(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, NY 10010
(Address of principle executive offices and zip code)
Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TIF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 1, 2020, Registrant held its annual meeting of shareholders. Set forth below are the final voting results for each of the three proposals submitted to a vote of the shareholders.

Proposal One.  Election of Directors.  Each of the ten nominees listed below was elected a director of Registrant to hold office until he or she is succeeded by another qualified director or until his or her earlier resignation or removal from office.

Nominee	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Number of Broker Non-Votes
Alessandro Bogliolo	85,095,414	416,069	593,736	7,136,049
Rose Marie Bravo	80,680,017	4,810,950	614,252	7,136,049
Hafize Gaye Erkan	85,306,218	151,922	647,079	7,136,049
Roger N. Farah	83,795,012	1,712,447	597,760	7,136,049
Jane Hertzmark Hudis	85,338,128	148,966	618,125	7,136,049
Abby F. Kohnstamm	82,032,241	3,424,593	648,385	7,136,049
James E. Lillie	85,393,377	110,362	601,480	7,136,049
William A. Shutzer	83,629,803	1,825,417	649,999	7,136,049
Robert S. Singer	84,910,014	594,593	600,612	7,136,049
Annie Young-Scrivner	84,894,268	612,566	598,385	7,136,049

Proposal Two.  Ratification of the selection of PricewaterhouseCoopers LLP as Registrant’s independent registered public accounting firm to audit Registrant’s consolidated financial statements for the fiscal year ending January 31, 2021.

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Number of Broker Non-Votes
89,663,404	3,038,784	539,080	---

Proposal Three.  Approval, on an advisory basis, of the compensation paid to Registrant’s named executive officers in the fiscal year ended January 31, 2020.

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Number of Broker Non-Votes
75,177,651	10,297,314	630,254	7,136,049

Item 7.01	Regulation FD Disclosure.

Registrant plans to report its financial results for the first quarter ended April 30, 2020 on June 9, 2020 by issuing a news release, rather than on June 5, 2020 as previously announced by Registrant on March 20, 2020.

Item 8.01	Other Events.

Registrant makes awards of restricted stock units to its directors pursuant to its Tiffany & Co. 2017 Directors Equity Compensation Plan (the “2017 Directors Equity Compensation Plan”). On June 1, 2020, Registrant’s Board of Directors approved additional restricted stock unit grant terms under the 2017 Directors Equity Compensation Plan. The form of such additional terms is attached as Exhibit 10.16c to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

10.16c	Terms of Restricted Stock Unit Grant under Registrant’s 2017 Directors Equity Compensation Plan, effective June 1, 2020.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By: /s/ Leigh M. Harlan
Leigh M. Harlan
Senior Vice President, Secretary
and General Counsel
Date: June 3, 2020

EXHIBIT INDEX

Exhibit No.	Description

10.16c	Terms of Restricted Stock Unit Grant under Registrant’s 2017 Directors Equity Compensation Plan, effective June 1, 2020.